                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

[LOGO]   UNITED STATES STEEL CORPORATION








NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS AND PROXY STATEMENT

2002






TUESDAY, APRIL 30, 2002
10:00 A.M. EASTERN TIME






Grand Ballroom
Omni William Penn Hotel
530 William Penn Place
Pittsburgh, Pennsylvania 15219













PLEASE VOTE PROMPTLY EITHER BY:

- telephone,
- the Internet, or
- marking, signing and returning your proxy or voting instruction card.

                                      [LOGO]


United States Steel Corporation                     THOMAS J. USHER
600 Grant Street                                    Chairman of the Board,
Pittsburgh, PA 15219-2800                           Chief Executive Officer and President







March 11, 2002





Dear U. S. Steel Stockholder,

We will hold the first annual meeting of stockholders of United States Steel Corporation in the Grand Ballroom of the Omni William Penn Hotel, 530 William Penn Place, Pittsburgh, Pennsylvania, on Tuesday, April 30, 2002 at 10:00 A.M. Eastern Time.

We will elect directors and independent accountants at the meeting. The Board of Directors has nominated five of our 13 directors for election this year. They are all Class I directors, which means their terms will expire at the 2005 annual meeting. You can read about them, and about the other directors who will continue in office, on pages 12-17 of the proxy statement.

We hope you will vote either by telephone, over the Internet or by marking, signing and returning your proxy or voting instruction card as soon as possible, whether or not you plan to attend the meeting.

Sincerely,

/s/ Thomas J. Usher

TABLE OF CONTENTS




Notice of Annual Meeting of Stockholders.......................4

Proxy Statement................................................5

   Questions and Answers.......................................5

   The Board of Directors and its Committees...................7

   Compensation of Directors..................................10

   Proposals of the Board

     Proposal No. 1
     Election of Directors....................................11

     Nominees for Director....................................12

     Continuing Directors.....................................14

     Proposal No. 2
     Election of Independent Accountants......................17

   Audit Committee Report.....................................18

   Information Regarding the Independence
   of the Independent Public Accountants......................19

   Security Ownership of Directors
   and Executive Officers.....................................20

   Executive Compensation.....................................21

     Compensation & Organization Committee
     Report on Executive Compensation.........................26

     Shareholder Return Performance Presentation..............31

     Pension Benefits.........................................32

     Change in Control Arrangements
     and Employment Contracts.................................34

   Appendix A - Audit Committee Charter.......................37


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS on April 30, 2002

                   We will hold our 2002 annual meeting of stockholders in the Grand Ballroom of the Omni William Penn Hotel, 530 William Penn Place, Pittsburgh, Pennsylvania 15219 on Tuesday, April 30, 2002 at 10:00 A.M. Eastern Time, in order to:

                   o  elect five Class I directors,

                   o  elect independent accountants for 2002, and

                   o transact any other business that properly comes before the meeting.

                   You are entitled to vote at the meeting if you were an owner of record of United States Steel Corporation common stock at the close of business on March 1, 2002. If your ownership is through a broker or other intermediary, you will need to have proof of your stockholdings in order to be admitted to the meeting. A recent account statement, letter or proxy from your broker or other intermediary will suffice.



                   By order of the Board of Directors,

                   Dan D. Sandman
                   Secretary




                   Dated: March 11, 2002









                   United States Steel Corporation
4                  600 Grant Street
                   Pittsburgh, PA 15219-2800

PROXY STATEMENT





WE HAVE SENT YOU THIS PROXY STATEMENT BECAUSE THE BOARD OF DIRECTORS IS ASKING YOU TO GIVE YOUR PROXY (THAT IS, THE AUTHORITY TO VOTE YOUR SHARES) TO OUR PROXY COMMITTEE SO THEY MAY VOTE YOUR SHARES ON YOUR BEHALF AT OUR ANNUAL MEETING OF STOCKHOLDERS. The members of the proxy committee are Thomas J. Usher, Roy G. Dorrance, Dan D. Sandman and John P. Surma. They will vote your shares as you instruct.

We will hold the meeting on April 30, 2002 in the Grand Ballroom of the Omni William Penn Hotel, 530 William Penn Place, Pittsburgh, Pennsylvania. The proxy statement contains information about the matters being voted on and other information that may be helpful to you.

We began the mailing of the proxy statement, the proxy card and the 2001 annual report on or about March 11, 2002.



QUESTIONS AND ANSWERS
--------------------------------------------------------------------------------
/ /  WHO MAY VOTE?

You may vote if you were a holder of United States Steel Corporation ("U. S. Steel" or the "Corporation") common stock at the close of business on March 1, 2002.

/ /  WHAT MAY I VOTE ON?

You may vote on:

     o the election of five nominees to serve as Class I directors and
     o the election of PricewaterhouseCoopers LLP as our independent accountants.

/ /  HOW DOES THE BOARD RECOMMEND I VOTE?

The Board recommends that you vote:

     o FOR each of the nominees for director and
     o FOR the election of PricewaterhouseCoopers LLP as independent accountants for 2002.

/ /  HOW DO I VOTE?

You may vote by telephone or over the Internet by following the instructions on the enclosed proxy card (or, if you own your shares through a broker or other intermediary, on the enclosed voting instruction card). You may also vote by marking, signing and dating the enclosed proxy card or voting instruction card, and returning it in the prepaid envelope. The proxy committee will vote your shares in accordance with your directions. If you return a proxy card but do not mark the boxes showing how you wish to vote, the proxy committee will vote your shares FOR each proposal, but only if you have signed and dated the card. Unsigned proxy cards will not be voted at all. If you are a stockholder of record (that is, if you are registered on our books), you may also vote in person by attending the meeting.

/ /  MAY I CHANGE MY VOTE?

If you are a stockholder of record, you may change your vote or revoke your proxy at any time before your shares are voted at the meeting by:

     o voting again by telephone or over the Internet,
     o sending us a proxy card dated later than your last vote,
     o notifying the Secretary of U. S. Steel in writing, or
     o voting at the meeting.

/ /  HOW MANY OUTSTANDING SHARES ARE THERE?

At the close of business on March 1, 2002, which is the record date for the meeting, there were 89,630,347 shares of U. S. Steel common stock (each share representing one vote and collectively representing 89,630,347 votes) outstanding.

/ /  HOW BIG A VOTE DO THE PROPOSALS NEED IN ORDER TO BE ADOPTED?

Directors are elected by a plurality of the votes of the shares present in person at the meeting and those represented by proxy and entitled to vote; that is, those receiving the most votes are elected, even if they receive less than a majority of the votes present. Independent accountants are elected by a majority of the votes of the shares present in person at the meeting and those represented by proxy and entitled to vote. Abstentions are counted as votes present and entitled to vote and have the same effect as votes against a proposal. Broker non-votes are not counted as either votes for or votes against a proposal. Both abstentions and broker non-votes are counted in determining that a quorum is present for the meeting.

/ /  WHAT ARE BROKER NON-VOTES?

The New York Stock Exchange permits brokers to vote their customers' shares on routine matters when the brokers have not received voting instructions from their customers. The election of directors and the election of independent accountants are examples of routine matters on which brokers may vote in this way. Brokers may not vote their customers' shares on non-routine matters such as mergers and contested proposals unless they have received voting instructions from their customers. Non-voted shares on non-routine matters are called broker non-votes.

/ /  WHAT CONSTITUTES A QUORUM?

Under our by-laws, a quorum is one-third of the voting power of the outstanding shares of stock entitled to vote.

/ /  WILL MY VOTE BE CONFIDENTIAL?

All voting records which identify stockholders are kept permanently confidential except as necessary to meet legal requirements and in other limited circumstances such as proxy contests. The vote tabulators, who are U. S. Steel employees, and the inspector of election, who is independent, are required to execute confidentiality agreements.

/ /  HOW WILL VOTING BE CONDUCTED ON OTHER MATTERS RAISED AT THE MEETING?

If any matters are presented at the meeting other than the proposals on the proxy card, the proxy committee will vote on them using their best judgment. Your signed proxy card, or your telephone or Internet vote, gives them the authority to do this. Under our by-laws, notice of any matter to be presented by a stockholder for a vote at the meeting must have been received by our Corporate Secretary on or after December 27, 2001 and no later than January 26, 2002, and it must have been accompanied by certain information about the stockholder presenting it. We have not received notice of any matter to be presented other than those on the proxy card.

/ /  WHEN MUST SHAREHOLDER PROPOSALS BE SUBMITTED FOR THE 2003 ANNUAL MEETING?

Shareholder proposals submitted for inclusion in our 2003 proxy statement must be received in writing by our Corporate Secretary no later than 5:00 P.M. Eastern Time on November 11, 2002. Shareholder proposals submitted outside the process for inclusion in the proxy statement must be received from stockholders of record on or after December 26, 2002 and no later than January 25, 2003 and must be accompanied by certain information about the stockholders making the proposals, in accordance with our by-laws.

              THE BOARD OF DIRECTORS AND ITS COMMITTEES





              Under our by-laws and the laws of Delaware, U. S. Steel's state of incorporation, the business and affairs of U. S. Steel are managed under the direction of the Board of Directors. U. S. Steel was spun off from USX Corporation ("USX") on December 31, 2001. Accordingly, 2002 will be the first year for which attendance figures for U. S. Steel Board and committee meetings will be available. Nine of the 13 U. S. Steel directors served on the USX Board, which met 11 times in 2001. Their attendance at meetings of the USX Board and its committees averaged 99.5 percent. The directors spend considerable time preparing for Board and committee meetings, and they attend as many meetings as possible. The Board has four principal committees, all the members of which are non-employee directors. The USX Board had five principal committees. The table below shows the current committee memberships of each director and the number of meetings that each corresponding committee of the USX Board held in 2001.

BOARD COMMITTEE
MEMBERSHIPS

                                                                                        CORPORATE
                                                                 COMPENSATION           GOVERNANCE               COMMITTEE
                                                   AUDIT        & ORGANIZATION        & PUBLIC POLICY                ON
                 DIRECTOR                        COMMITTEE         COMMITTEE             COMMITTEE            FINANCIAL POLICY
              ------------------------------------------------------------------------------------------------------------------
              J. Gary Cooper                          X                                       X *                     X
              Robert J. Darnall                       X                X                                              X
              ------------------------------------------------------------------------------------------------------------------
              Shirley Ann Jackson                     X                                       X                       X
              Charles R. Lee                                           X                      X                       X *
              ------------------------------------------------------------------------------------------------------------------
              Paul E. Lego                            X                                       X                       X
              John F. McGillicuddy                    X                                       X                       X
              ------------------------------------------------------------------------------------------------------------------
              Seth E. Schofield                       X                X *                    X
              John W. Snow                            X *              X                                              X
              Douglas C. Yearley                      X                X                      X
              ------------------------------------------------------------------------------------------------------------------
              Number of Meetings                      6                6  (1)                 4  (2)                  4
              in 2001 of Corresponding
              USX Committee
              ------------------------------------------------------------------------------------------------------------------

              * Chairman
              (1) Meetings of USX Compensation Committee
              (2) Meetings of USX Organization & Corporate Governance Committee The USX Public Policy Committee met three times in 2001.

--------------------------------------------------------------------------------
AUDIT         The Audit Committee has a written charter adopted by the Board. It
COMMITTEE     is attached as Appendix A to this proxy statement. The charter requires the committee to reassess and report to the Board on the adequacy of the charter on an annual basis. All the members of the Audit Committee are independent (as independence is defined in Sections 303.01(B)(2)(a) and (3) of the New York Stock
              Exchange's listing standards, as may be modified or supplemented).

              The Audit Committee is, among other things, responsible for:

              o ensuring the integrity of our financial reports,
              o recommending to the Board the independent accountants to be nominated for election by the stockholders,
              o reviewing the independence of the independent accountants,
              o reviewing the scope of the audit activities of the independent accountants and our internal auditors,
              o providing direction to the internal audit staff and the
                independent accountants,
              o approving the independent accountants' fees,
              o reviewing audit results,

                 o reviewing and approving the annual financial statements, the annual report to stockholders, and the Annual Report on Form 10-K filed with the Securities and Exchange Commission,
                 o determining whether appropriate controls are in place to ensure that we operate in accordance with our procedures and codes of conduct,
                 o reviewing compliance with our business conduct policies,
                 o reviewing significant accounting, auditing and Securities and
                   Exchange Commission pronouncements,
                 o reviewing, on an annual basis, a report outlining the
                   activities undertaken by the committee over the past year to meet the requirements of the committee's charter, and
                 o assessing, and reporting annually to the Board on, the
                   activities of the committee and on the adequacy of the
                   committee's charter.

--------------------------------------------------------------------------------
COMPENSATION &   The Compensation & Organization Committee is composed solely of
ORGANIZATION     directors who satisfy all criteria for independence under
COMMITTEE        applicable law and who, in the opinion of the Board, are free of any relationship that would interfere with their exercise of independent judgment as members of the committee.

                 The committee is responsible for:

                 o making recommendations to the Board and to the boards of subsidiaries on all matters of policy and procedures relating to executive compensation,
                 o approving the salaries of officers (other than the
                   officer-directors, whose salaries are approved by the Board),
                 o administering the Annual Incentive Compensation Plan and the
                   Senior Executive Officer Annual Incentive Compensation Plan,
                 o administering the plans under which long-term incentives are granted and approving grants of options, stock appreciation rights, restricted stock and other incentives under those plans,
                 o the timely certification as to the meeting of applicable performance levels under the foregoing plans,
                 o approving the annual report on executive compensation for the proxy statement,
                 o such other duties and responsibilities as may be assigned to the committee by the Board or as designated in plans approved by the shareholders,
                 o making recommendations to the Board concerning the
                   appropriate size and composition of the Board, including
                   -- candidates for election as directors, -- the composition and functions of Board committees, -- the compensation of non-employee directors, and -- all matters relating to the development and effective functioning of the Board,
                 o conferring with management concerning plans for succession to executive management positions, and
                 o considering nominees recommended by stockholders for election as directors.

                 In recommending candidates for election as directors, the committee, among other considerations, studies the composition of the Board and tries to identify candidates with broad knowledge and experience in business and society in general. Recommendations of candidates by stockholders of record should be sent, together with the nominee's qualifications and consent to be considered as a nominee, to the Secretary of
                 U. S. Steel for presentation to the committee.

                             The committee is also authorized to:

                             o  adopt and amend employee benefit plans,
                             o review the activities of the United States Steel and Carnegie Pension Fund as administrator of certain benefit plans, and
                             o make recommendations to the Board concerning policy matters relating to employee benefits.

================================================================================

CORPORATE GOVERNANCE         The Corporate Governance & Public Policy Committee
& PUBLIC POLICY              concentrates on the following areas of emphasis:
COMMITTEE                    ownership of U. S. Steel, stockholder attitudes
                             toward U. S. Steel, political-legislative developments affecting U. S. Steel, and U. S. Steel policies on major public issues and corporate governance matters.

                             The committee assesses and makes recommendations concerning overall corporate governance to the extent specific matters are not the assigned responsibility of other Board committees.

                             The committee also reviews the following matters and reports to the Board such observations and information thereon as the committee deems appropriate:

                             o matters bearing on the relationship between
                               management and present or potential stockholders with emphasis on policy and major programs affecting ownership of U. S. Steel,

                             o communications to and from the investment
                               community, particularly U. S. Steel's
                               stockholders,

                             o legislative and regulatory issues affecting U. S.
                               Steel's businesses and operations,

                             o public issues identified by U. S. Steel as likely
                               to generate expectations of U. S. Steel by its constituencies, including stockholders, employees, customers, vendors, governments and the public, and U. S. Steel's position regarding identified public issues including, but not limited to, employee health and safety, environmental, energy and trade matters,

                             o U. S. Steel efforts to affect identified public
                               issues through research, analysis, lobbying efforts and participation in business and government programs, and

                             o codes of conduct applicable to employees of U. S.
                               Steel and its principal operating units.

================================================================================

COMMITTEE  ON                The Committee on Financial Policy provides
FINANCIAL POLICY             oversight with respect to the appropriate capital
                             structure and financial policies of U. S. Steel. It has the responsibility to make recommendations to the Board concerning dividends. The Board has also delegated to the committee the authority to:

                             o review and report to the Board concerning U. S.
                               Steel's compliance with financial covenants and other terms of loans and other agreements,

                             o approve financings by U. S. Steel (except
                               financings which involve the issuance of common stock), including the recommendation of action to subsidiaries, partnerships and joint ventures,

                             o authorize loans to outside entities, guarantees
                               by U. S. Steel of the credit of others, and other uses of U. S. Steel credit, and

                             o approve U. S. Steel's funding policy for its
                               pension and other post-employment benefit plans.

                             In addition, the committee is responsible for reviewing the performance of the United States Steel and Carnegie Pension Fund as investment manager and/or trustee of our employee benefit plans. It also receives reports and makes recommendations to the Board on various financial matters.

                             COMPENSATION OF DIRECTORS





                             Our by-laws provide that each non-employee director be paid allowances and attendance fees as the Board may from time to time determine. Directors who are employees of U. S. Steel receive no compensation for their service on the Board. We pay our non-employee directors as follows:


                             ANNUAL RETAINER                                     $60,000

                             COMMITTEE MEMBERSHIP FEE                            $5,000 ($6,000 FOR COMMITTEE CHAIRMEN)

                             MEETING FEE (FOR EACH BOARD OR COMMITTEE MEETING)   $ 2,000


                             ===================================================

                             Under our Deferred Compensation Plan for
                             Non-Employee Directors, directors may defer some or all of their annual retainers in the form of Common Stock Units. Each of our directors is required to defer at least half of his or her retainer in the form of Common Stock Units, and some have deferred their entire retainers in this way. A Common Stock Unit is what is sometimes referred to as "phantom stock" because initially no stock is actually issued. Instead, we keep a book entry account for each director that shows how many Common Stock Units he or she has. Then, when a director leaves the Board, he or she must take actual shares of common stock corresponding to the number of Common Stock Units in his or her account. We believe this is an effective way to increase the directors' equity holdings in U. S. Steel and thereby further align their interest with that of the stockholders.

                             We credit each non-employee director's deferred stock account with Common Stock Units every January. The ongoing value of each Common Stock Unit equals the market price of the common stock. When dividends are paid on the common stock, we credit each account with equivalent amounts in additional Common Stock Units.

                             If U. S. Steel were to undergo a change in control resulting in the removal of a non-employee director from the Board, that director would receive a cash payment equal to the value of his or her deferred stock account.

                             Under our Non-Employee Director Stock Plan, each non-employee director may receive a grant of up to 1,000 shares of common stock. In order to qualify, a director must first purchase an equivalent number of shares in the open market during the 60 days following his or her initial election to the Board.

                             Our retirement policy for directors requires non-employee directors to retire at the end of the month in which they turn 72, even if their terms have not expired. Employee directors must retire from the Board when they retire as employees, except that the chief executive officer may remain on the Board, at the Board's request, through the month in which he or she turns 70. Our policy also provides that directors who undergo a significant change in their business or professional careers should volunteer to resign from the Board.

                             PROPOSALS OF THE BOARD
                             The Board will present the following proposals at the meeting:






PROPOSAL NO. 1               ELECTION OF DIRECTORS

                             U. S. Steel's Certificate of Incorporation divides the directors into three classes: Class I, Class II and Class III. Each class must consist, as nearly as possible, of one-third of the directors. Once elected, directors serve for a term of three years and until their successors are duly elected and qualified. At each annual meeting, directors who are elected to succeed directors whose terms have expired are identified as being of the same class as those they succeed. A director elected to fill a vacancy is elected to the same class as the director he or she succeeds, and a director elected to fill a newly created directorship holds office until the next election of the class to which he or she is elected.

                             The current five Class I directors are nominees for election this year for a three-year term that will expire at the 2005 annual meeting. Four of them (Messrs. Usher, Snow and Yearley and Dr. Jackson) were members of the USX Board. Of the 13 current directors, four are officers of U. S. Steel, seven have top executive experience with a wide variety of businesses, one had a distinguished career in the military and the diplomatic corps before entering business, and one has had a distinguished career in academia, business and government. A brief statement about the background of each nominee and each continuing director is given on the following pages. If any nominee for whom you have voted becomes unable to serve, your proxy may be voted for another person designated by the Board.

                             Our by-laws describe the procedures that must be used in order for someone nominated by a stockholder of record to be eligible for election as a director. They require that notice be received by the Secretary at least 45 days, but not more than 75 days, before the first anniversary of the date on which we first mailed our proxy materials for the preceding year's annual meeting of stockholders. The notice must contain certain information about the nominee, including his or her age, address, occupation and share ownership, as well as the name, address and share ownership of the stockholder giving the notice.

                             NOMINEES FOR CLASS I DIRECTOR
                             Terms Expire 2005




[GRAPHIC]                    SHIRLEY ANN JACKSON          DIRECTOR SINCE DECEMBER 31, 2001           AGE 55
                             ------------------------------------------------------------------------------
                             PRESIDENT, RENSSELAER POLYTECHNIC INSTITUTE

                             Dr. Jackson received a BS degree in physics in 1968, and a Ph.D. in theoretical elementary particle physics in 1973, from the Massachusetts
                             Institute of Technology. She was a research associate at the Fermi National
                             Accelerator Laboratory, a visiting scientist at the European Center for
                             Nuclear Research and, from 1976 to 1991, a theoretical physicist at the former AT&T Bell Laboratories. She was a professor of theoretical physics at
                             Rutgers University from 1991 to 1995. She was Chairman of the U.S. Nuclear
                             Regulatory Commission from 1995 to 1999. Dr. Jackson was named President of
                             Rensselaer Polytechnic Institute in 1999. Dr. Jackson is a director of
                             Marathon Oil Corporation (formerly USX), Federal Express Corporation, AT&T,
                             Medtronic, Inc. and Public Service Enterprise Group. She is a member of the
                             National Academy of Engineering, a Fellow of the American Academy of Arts
                             and Sciences and a Fellow of the American Physical Society. She holds 14 honorary degrees, was awarded the New Jersey Governor's Award in Science in
                             1993, and was inducted into the National Women's Hall of Fame in 1998. Dr.
                             Jackson is also a trustee of the Brookings Institution and is a Life Trustee of M.I.T.




[GRAPHIC]                    DAN D. SANDMAN               DIRECTOR SINCE DECEMBER 31, 2001           AGE 53
                             ------------------------------------------------------------------------------
                             VICE CHAIRMAN AND CHIEF LEGAL & ADMINISTRATIVE OFFICER, GENERAL COUNSEL AND
                             SECRETARY, UNITED STATES STEEL CORPORATION

                             Mr. Sandman graduated from Ohio State University with a BA in 1970 and a law degree in 1973. He began working for Marathon Oil Company in 1973 and served in a series of positions in the marketing, antitrust and oil & gas law areas in Findlay, Ohio, Houston, Texas and London, England. In 1981 he was named senior marketing counsel, and he was promoted to general attorney, refining
                             & marketing in 1983. Mr. Sandman was named general attorney, U.S.
                             exploration & production law in February 1986 and elected general counsel and secretary of Marathon Oil Company later that year. He was elected secretary and assistant general counsel of USX Corporation in December 1992 and general counsel and secretary in February 1993. In 1997 he was elected senior vice president-human resources and in 1998 he assumed responsibility for public affairs. Mr. Sandman was elected Vice Chairman and Chief Legal &
                             Administrative Officer, General Counsel and Secretary of U. S. Steel
                             effective December 31, 2001. Mr. Sandman is a director of Roppe Corporation of Fostoria, Ohio.




[GRAPHIC]                    JOHN W. SNOW                 DIRECTOR SINCE DECEMBER 31, 2001           AGE 62
                             ------------------------------------------------------------------------------
                             CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER, CSX CORPORATION
                             (A MAJOR TRANSPORTATION COMPANY)

                             Mr. Snow did undergraduate work at Kenyon College and the University of
                             Toledo, received a Ph.D. in economics from the University of Virginia and earned a law degree from George Washington University Law School. Following an academic career as an economics and law professor and several high-level presidential appointments with the U.S. Department of Transportation and the
                             National Highway Traffic Safety Administration, Mr. Snow joined CSX in 1977 as Vice President-Government Affairs. After a number of other senior management assignments, he was elected President and Chief Operating Officer of CSX in 1988, President and Chief Executive Officer in 1989 and Chairman,
                             President and Chief Executive Officer in 1991. Mr. Snow is a director of
                             Circuit City Stores, Inc., Verizon Communications, and Johnson & Johnson and
                             was a director of USX. He is on the Board of the Association of American
                             Railroads, a member of the board of trustees of The Johns Hopkins
                             University, and a member of the Business Roundtable and of The Business
                             Council. He is serving a three-year term on the Federal Aviation
                             Administration Management Advisory Council as Chairman of the Air Traffic
                             Services Subcommittee.





12



[GRAPHIC]                    THOMAS J. USHER              DIRECTOR SINCE DECEMBER 31, 2001           AGE 59
                             ------------------------------------------------------------------------------
                             CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER AND PRESIDENT, UNITED STATES
                             STEEL CORPORATION

                             Mr. Usher graduated from the University of Pittsburgh with a BS degree in industrial engineering, an MS degree in operations research and a Ph.D. in systems engineering. He joined U. S. Steel in 1965 and held various positions in industrial engineering. From 1975 through 1979, he held a number of management positions at U. S. Steel's South and Gary Works. He was elected Executive Vice President-Heavy Products in 1986, President-U. S.
                             Steel Group and director of USX in 1991, President & Chief Operating Officer of USX in 1994 and Chairman of the Board & Chief Executive Officer of USX
                             effective July 1, 1995. He is Chairman of the Board of Directors of Marathon
                             Oil Corporation (formerly USX) and a director of H. J. Heinz Co., PNC
                             Financial Services Group, and PPG Industries, Inc. He is Vice Chairman of
                             the International Iron and Steel Institute; Director and Chairman of the
                             U.S.-Korea Business Council; Chairman and member of the Executive Committee of TheSteelAlliance and a member of the Board of Trustees of the University of Pittsburgh and of the Board of the Extra Mile Education Foundation.




[GRAPHIC]                    DOUGLAS C. YEARLEY           DIRECTOR SINCE DECEMBER 31, 2001           AGE 66
                             ------------------------------------------------------------------------------
                             CHAIRMAN EMERITUS, PHELPS DODGE CORPORATION

                             Mr. Yearley graduated from Cornell University with a Bachelor's degree in metallurgical engineering and attended the Program for Management
                             Development at Harvard Business School. He joined Phelps Dodge in 1960 in project development. He held several key positions before being elected
                             Executive Vice President and a director in 1987, Chairman and Chief
                             Executive Officer in 1989 and President in 1991. He retired in May, 2000. He is a director of Marathon Oil Corporation (formerly USX) and Lockheed Martin
                             Corporation. He was a director of J.P. Morgan & Co. Incorporated and Morgan
                             Guaranty Trust Company of New York from 1993 to 2000, and Southern Peru
                             Copper Corporation from 1991 to 2000. He is chairman of the International
                             Council on Mining and Metals, director of the Compatible Ventures Group of
                             The Nature Conservancy; member of the National Council of the World Wildlife
                             Fund; and graduate member of The Business Council.





                                                                                13


                             CONTINUING CLASS II DIRECTORS
                             Terms Expire 2003






[GRAPHIC]                    J. GARY COOPER               DIRECTOR SINCE DECEMBER 31, 2001           AGE 65
                             ------------------------------------------------------------------------------
                             CHAIRMAN AND CHIEF EXECUTIVE OFFICER, COMMONWEALTH NATIONAL BANK
                             (COMMERCIAL BANK)

                             Ambassador Cooper graduated from the University of Notre Dame with a BS degree in finance and attended Harvard University's Senior Managers in
                             Government program. He was awarded an honorary doctor of law degree from Troy
                             University. A retired Major General in the U.S. Marine Corps, Ambassador
                             Cooper was twice elected to the Alabama legislature, was commissioner of the
                             Alabama Department of Human Resources and was appointed Assistant Secretary of the Air Force during the George H. W. Bush administration. He was the
                             United States Ambassador to Jamaica from 1994 to 1997. Ambassador Cooper is a director of GenCorp Inc. and Protective Life Corporation and was a director of USX.




[GRAPHIC]                    PAUL E. LEGO                 DIRECTOR SINCE DECEMBER 31, 2001           AGE 71
                             ------------------------------------------------------------------------------
                             RETIRED CHAIRMAN AND CEO, WESTINGHOUSE ELECTRIC CORPORATION

                             Mr. Lego graduated from the University of Pittsburgh with BS and MS degrees in electrical engineering after service in the U.S. Army. He joined
                             Westinghouse in 1956 at the East Pittsburgh plant and held a number of engineering and management positions prior to being named a Vice President in
                             1979, Executive Vice President in 1980 and Senior Executive Vice President,
                             Corporate Resources in 1985. In 1988 Mr. Lego was elected a director and
                             President and Chief Operating Officer of Westinghouse and, in 1990, Chairman
                             and Chief Executive Officer. Mr. Lego retired in January 1993. He is Chairman of the Board of Commonwealth Industries, Inc. and a director of Lincoln
                             Electric Holdings, Inc. and Orlimar Golf Company, and he was a director of
                             USX. Mr. Lego is an emeritus trustee of the University of Pittsburgh and a member of The Business Council.




[GRAPHIC]                    SETH E. SCHOFIELD            DIRECTOR SINCE DECEMBER 31, 2001           AGE 62
                             ------------------------------------------------------------------------------
                             RETIRED CHAIRMAN AND CHIEF EXECUTIVE OFFICER, USAIR GROUP

                             Mr. Schofield graduated from the Harvard Business School Program for
                             Management Development in 1975. He served in various corporate staff positions after joining USAir in 1957 and became Executive Vice
                             President-Operations in 1981. Mr. Schofield served as President and Chief
                             Operating Officer from 1990 until 1991. He was elected President and Chief
                             Executive Officer in 1991 and became Chairman of the boards of USAir Group and USAir, Inc. in 1992. He retired in January 1996. Mr. Schofield is a director of Marathon Oil Corporation (formerly USX), Calgon Carbon Corp., and
                             Candlewood Hotel Company, Inc. He is also an Advisory Board member of Desai
                             Capital Management.





14


[GRAPHIC]                    JOHN P. SURMA                DIRECTOR SINCE DECEMBER 31, 2001           AGE 47
                             ------------------------------------------------------------------------------
                             VICE CHAIRMAN & CHIEF FINANCIAL OFFICER, UNITED STATES STEEL CORPORATION

                             Mr. Surma received a BS degree in accounting from Pennsylvania State
                             University in 1976 and joined Price Waterhouse LLP at that time. He was admitted to the partnership in 1987. He joined Marathon Oil Company in
                             February, 1997 as Senior Vice President, Finance and Accounting. He was named
                             Senior Vice President, Finance & Administration in January 1998; President of
                             Speedway SuperAmerica LLC in September 1998, and Senior Vice President,
                             Supply & Transportation in January 2000. Effective January 1, 2001 he became
                             President of Marathon Ashland Petroleum LLC, and in September 2001 Mr. Surma
                             was elected Assistant to the Chairman of USX Corporation. He became Vice
                             Chairman & Chief Financial Officer of U. S. Steel effective December 31,
                             2001. Mr. Surma is a director of Calgon Carbon Corporation. He is also a director of the Pennsylvania Chamber of Business & Industry and the
                             Pennsylvania Business Roundtable, and a member of the American Institute of
                             Certified Public Accountants.


                             CONTINUING CLASS III DIRECTORS
                             Terms Expire 2004



[GRAPHIC]                    ROBERT J. DARNALL            DIRECTOR SINCE DECEMBER 31, 2001           AGE 63
                             ------------------------------------------------------------------------------
                             RETIRED CHAIRMAN AND CHIEF EXECUTIVE OFFICER, INLAND STEEL INDUSTRIES

                             Mr. Darnall graduated from DePauw University with a BA degree in mathematics, from Columbia University with a BS degree in civil engineering and from the
                             University of Chicago with an MBA. He began his career with Inland Steel
                             Industries in 1962. He was elected Executive Vice President in 1982 and at that time joined Inland's Board of Directors. In 1986 Mr. Darnall became
                             President and Chief Operating Officer. In 1992 he became Chairman, President and Chief Executive Officer. He retired as Chairman and Chief Executive
                             Officer in 1998 and immediately joined Ispat International N.V., which acquired Inland Steel Company in 1998, as head of their North American operations. Mr. Darnall left Ispat in 2000 and soon thereafter became
                             Chairman and Interim CEO of Prime Advantage Corporation, a procurement services startup. He left Prime Advantage in January 2002. Mr. Darnall is a director of Cummins, Inc., Household International, Inc., Pactiv Corp.
                             and Sunoco, Inc. He is Chairman of the Federal Reserve Bank of Chicago.
                             He is also former Chairman of the American Iron and Steel Institute and a
                             Director of the International Iron and Steel Institute, and he serves on the Board of Trustees of the Museum of Science and Industry and Rush
                             Presbyterian St. Luke's Medical Center in Chicago.

[GRAPHIC]                    ROY G. DORRANCE              DIRECTOR SINCE DECEMBER 31, 2001           AGE 56
                             ------------------------------------------------------------------------------
                             VICE CHAIRMAN & CHIEF OPERATING OFFICER, UNITED STATES STEEL CORPORATION

                             Mr. Dorrance graduated from the Massachusetts Institute of Technology with a BS degree in management and received a masters degree from Carnegie Mellon
                             University in industrial administration. Mr. Dorrance began his career with
                             United States Steel in 1968 in the Mon Valley operation. He served on financial, international and resource development staffs before being appointed vice president-commercial for U.S. Steel Mining Company in 1982.
                             Mr. Dorrance was named manager of plate products in 1985, appointed vice president of U.S. Steel International, Inc. in 1989 and elected president of USX Engineers and Consultants in 1992. Mr. Dorrance was named vice president-purchasing and technology in 1994 and appointed vice president-
                             operations in 1995, executive vice president-sheet products in 1997 and executive vice president responsible for new business development in January
                             2001. He was elected Vice Chairman & Chief Operating Officer of U.S. Steel
                             effective December 31, 2001. Mr. Dorrance is a member of the Association of Iron & Steel Engineers.

[GRAPHIC]                    CHARLES R. LEE               DIRECTOR SINCE DECEMBER 31, 2001           AGE 62
                             ------------------------------------------------------------------------------
                             CHAIRMAN OF THE BOARD AND CO-CEO, VERIZON COMMUNICATIONS (COMMUNICATIONS
                             COMPANY)

                             Mr. Lee received a Bachelor's degree in metallurgical engineering from Cornell
                             University and an MBA with distinction from the Harvard Graduate School of
                             Business. He served in various financial and management positions before becoming Senior Vice President-Finance for Penn Central Corp. and then
                             Columbia Pictures Industries Inc. In 1983 he joined GTE Corporation (which merged with Bell Atlantic Corporation to form Verizon Communications in 2000)
                             as Senior Vice President of Finance and in 1986 was named Senior Vice
                             President of Finance and Planning. He was elected President, Chief Operating
                             Officer and director in December 1988 and was elected Chairman of the Board and Chief Executive Officer of GTE in May 1992. He was elected to his present position with Verizon Communications on June 30, 2000. Mr. Lee is a director of Marathon Oil Corporation (formerly USX), The Procter & Gamble Company,
                             United Technologies Corporation, the Stamford Hospital Foundation, and the
                             New American Schools Development Corporation. He is a member of The Business
                             Council, the Business Roundtable, The Conference Board and the New American
                             Realities Committee of the National Planning Association. He is also a Trustee
                             Emeritus and Presidential Councillor of Cornell University.

16

[GRAPHIC]                    JOHN F. MCGILLICUDDY         DIRECTOR SINCE DECEMBER 31, 2001           AGE 71
                             ------------------------------------------------------------------------------
                             RETIRED CHAIRMAN OF THE BOARD & CEO, CHEMICAL BANKING CORPORATION

                             Mr. McGillicuddy graduated from Princeton University in 1952 and received an LLB degree from Harvard Law School in 1955. He joined Manufacturers
                             Hanover Trust Company in 1958, became Vice President in 1962, Senior Vice
                             President in 1966 and Executive Vice President and Assistant to the Chairman
                             in 1969. In 1970 he was elected Vice Chairman and a director of Manufacturers
                             Hanover Corporation and Manufacturers Hanover Trust Company, and he became
                             President of each in 1971. Mr. McGillicuddy was named Chairman and Chief
                             Executive Officer of each company in 1979. Following the merger of
                             Manufacturers Hanover Corporation and Chemical Banking Corporation on January 1,
                             1992, Mr. McGillicuddy became Chairman of the Board and Chief Executive Officer of the new Chemical Banking Corporation and retired in January 1994. He is a director of Empire HealthChoice, Inc. and Southern Peru Copper Corporation
                             and was a director of USX. He is Chairman Emeritus of New York-Presbyterian
                             Hospital and a Trustee Emeritus of Princeton University.




=============================================================================================================
PROPOSAL NO. 2               ELECTION OF INDEPENDENT ACCOUNTANTS

                             PricewaterhouseCoopers LLP (PwC) served as independent accountants of USX for many years. We believe that their knowledge of U. S. Steel's business and its organization gained through this period of service is very valuable. In accordance with the established policy of the firm, partners and employees of
                             PwC assigned to the U. S. Steel engagement will be periodically rotated, thus giving U. S. Steel the benefit of new thinking and approaches in the audit area. We expect representatives of PwC to be present at the meeting with an opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

                             For the year 2001, PwC performed professional services for USX in connection with audits of the consolidated financial statements of USX and the financial statements of the USX-Marathon Group and the USX-U. S. Steel Group, certain subsidiaries and certain pension and other employee benefit plans. PwC has also reviewed quarterly reports and other filings with the Securities and
                             Exchange Commission and other agencies.

                                                                                                           17


                             AUDIT COMMITTEE REPORT

                             Our committee has reviewed and discussed U. S. Steel's audited financial statements for 2001 with U. S. Steel's management. We have discussed with the independent auditors, PricewaterhouseCoopers LLP (PwC), the matters required to be discussed by Statements on Auditing Standards No. 61, as amended by Statements No. 89 and No. 90 (Communication with Audit Committees), as may be modified  or supplemented. We have received the written disclosures and the letter from PwC required by Independence Standards Board Standard
                             No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and we have discussed with PwC its independence. Based on the review and discussions referred to above, we recommended to the Board that the audited financial statements for U. S. Steel be included in U. S. Steel's
                             Annual Report on Form 10-K for 2001 for filing with the Securities and
                             Exchange Commission.

                             John W. Snow, Chairman
                             J. Gary Cooper
                             Robert J. Darnall
                             Shirley Ann Jackson
                             Paul E. Lego
                             John F. McGillicuddy
                             Seth E. Schofield
                             Douglas C. Yearley



18

                             INFORMATION REGARDING THE INDEPENDENCE OF THE
                             INDEPENDENT PUBLIC ACCOUNTANTS

                             AUDIT FEES

                             Aggregate fees for professional services rendered for PwC's audit of U.S.
                             Steel's annual financial statements for 2001 and for its reviews of the
                             USX-U. S. Steel Group's financial statements included in USX's Forms 10-Q for 2001 were $1,616,000.

                             FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

                             Aggregate fees for professional services rendered by PwC for 2001 related to the USX-U. S. Steel Group as described in Paragraph (c)(4)(ii) of Rule 2-01 of
                             Regulation S-X were zero.

                             ALL OTHER FEES

                             Aggregate fees for services related to the USX-U. S. Steel Group rendered for
                             2001 by PwC, other than the services described in the previous two paragraphs, were $1,834,000. These fees were primarily for audit-related services provided in conjunction with the filings with the Securities and Exchange Commission for the Separation, debt offerings and exchange offerings; and audits of the financial statements of employee benefit plans.

                             COMPATIBILITY OF PRICEWATERHOUSECOOPERS' SERVICES
                             WITH ITS INDEPENDENCE

                             The Audit Committee has considered whether PwC's provision of the services covered under the headings "Financial Information Systems Design and
                             Implementation Fees" and "All Other Fees" above is compatible with maintaining
                             PwC's independence, and the committee has determined that it is.



                                                                                                           19


SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the number of shares of U. S. Steel common stock beneficially owned as of January 31, 2002 by each director, by each executive officer named in the Summary Compensation Table and by all directors and executive officers as a group. No director or executive officer beneficially owned, as of January 31, 2002, any equity securities of U. S. Steel other than those shown.

        NAME                                            SHARES
-------------------------------------------------------------------
J. Gary Cooper (1)(2).................................     3,487
Robert J. Darnall (1).................................     4,656
Roy G. Dorrance (2)(3)................................   243,940
Albert E. Ferrara, Jr. (2)(3).........................    43,382
Robert M. Hernandez (2)(3)............................   315,172
Shirley Ann Jackson (1)(2)............................     3,441
Charles R. Lee (1)....................................     8,748
Paul E. Lego (1)(2)...................................     5,423
John F. McGillicuddy (1)..............................     6,184
Dan D. Sandman (2)(3).................................   166,378
Seth E. Schofield (1)(2)..............................     5,474
John W. Snow (1)......................................     4,689
John P. Surma (2).....................................        97
Thomas J. Usher (2)(3)................................   879,887
Douglas C. Yearley (1)................................     5,282
All Directors and Executive Officers as a group....... 2,578,408
(23 persons) (1)(2)(3)(4)
-------------------------------------------------------------------

(1) Includes Common Stock Units credited under the United States Steel Corporation Deferred Compensation Plan for Non-Employee Directors as follows:

                 NAME                                     COMMON STOCK UNITS
          -------------------------------------------------------------------
          J. Gary Cooper..................................       2,435
          Robert J. Darnall...............................       1,656
          Shirley Ann Jackson.............................       2,411
          Charles R. Lee..................................       7,548
          Paul E. Lego....................................       5,096
          John F. McGillicuddy............................       5,784
          Seth E. Schofield...............................       4,322
          John W. Snow....................................       3,689
          Douglas C. Yearley..............................       4,282
          -------------------------------------------------------------------

(2) Includes shares held under the U. S. Steel Savings Fund Plan, the U. S. Steel Dividend Reinvestment and Stock Purchase Plan, the Marathon Thrift Plan and the 2002 Stock Plan.

(3) Includes shares which may be acquired upon exercise of outstanding options as follows (all options other than those granted on May 29, 2001 are currently exercisable): Mr. Usher: 781,400; Mr. Hernandez: 282,625; Mr.
     Sandman: 142,325; Mr. Ferrara: 35,615; Mr. Dorrance: 212,800; and all directors and executive officers as a group: 2,223,435.

(4) Total shares beneficially owned in each case constitute less than one percent of the outstanding shares except that all directors and executive officers as a group own 2.9 percent of the common stock.

EXECUTIVE COMPENSATION

2002 is United States Steel Corporation's first year of operation. Accordingly, the following table sets forth certain information concerning the compensation awarded to, earned by or paid by USX to Mr. Usher and to the other four most highly compensated current executive officers of U. S. Steel who were serving as executive officers at the end of 2001 for services rendered to USX or its subsidiaries in all capacities during 2001, 2000 and 1999:

SUMMARY COMPENSATION TABLE

-----------------------------------------------------------------------------------------------------------------------
                                                                                           LONG-TERM
                                              ANNUAL COMPENSATION                        COMPENSATION(4)
                           -------------------------------------------------------    ---------------------
      NAME                                                SALARY AND     OTHER        RESTRICTED                ALL
      AND                                                    BONUS       ANNUAL         STOCK     OPTIONS/     OTHER
   PRINCIPAL                        SALARY      BONUS        TOTAL    COMPENSATION     AWARD(S)     SARS    COMPENSATION
   POSITION                YEAR       ($)        ($)          ($)           ($)         ($)(1)     (#)(2)       ($)(3)
-----------------------------------------------------------------------------------------------------------------------
T. J. USHER                2001   1,400,000   3,000,000   4,400,000       12,252     2,844,737    500,000      109,115
Chairman of the            2000   1,325,000   2,500,000   3,825,000        7,729     4,925,000    400,000      112,406
Board, Chief               1999   1,241,667   1,400,000   2,641,667       13,660       291,151    324,000      119,108
Executive Officer
and President
-----------------------------------------------------------------------------------------------------------------------

R. M. HERNANDEZ            2001     625,000   1,000,000   1,625,000       9,121         50,576    187,500       55,318
Assistant to the           2000     600,000   1,000,000   1,600,000       9,250      1,477,500    150,000       56,512
Chairman                   1999     573,750     600,000   1,173,750       7,535         94,153    120,000       55,435
-----------------------------------------------------------------------------------------------------------------------

J. P. SURMA                2001     416,667   1,000,000   1,416,667      11,572        357,720     94,200       92,592
Vice Chairman &            2000     350,000     650,000   1,000,000       1,781              0     43,850       42,750
Chief Financial            1999     315,000     350,000     665,000       1,750              0     28,900       23,974
Officer
-----------------------------------------------------------------------------------------------------------------------

D. D. SANDMAN              2001     481,667     700,000   1,181,667      10,206        31,607     100,000       47,694
Vice Chairman and          2000     459,167     650,000   1,109,167       4,597       923,438      80,000       47,693
Chief Legal &              1999     425,000     425,000     850,000       4,251        75,323      60,000       47,852
Administrative Officer,
General Counsel and
Secretary
-----------------------------------------------------------------------------------------------------------------------

A. E. FERRARA, JR.         2001     238,333     500,000     738,333       1,613         9,279      31,250       25,609
Senior Vice President      2000     220,000     320,000     540,000       1,566       270,875      25,000       23,812
and Treasurer              1999     200,000     180,000     380,000       1,566        29,115      20,000       21,799
-----------------------------------------------------------------------------------------------------------------------

(1) Grants of restricted stock under the USX 1990 Stock Plan. The amount shown for Mr. Usher for 2001 includes 90,000 Marathon shares granted under the August 8, 2001 Completion and Retention Agreement discussed in the Compensation & Organization Committee Report, which begins on page 26, and under the heading "Change in Control Arrangements and Employment Contracts" beginning on page 34. Grants are subject to conditions including continued employment and achievement of business performance standards. Dividends are paid on restricted stock. Shown below is the vesting schedule for restricted stock scheduled to vest less than three years from the date of grant, together with the number and value, as of December 31, 2001, of the aggregate holdings of restricted stock for each of the executive officers named in the Summary Compensation Table. Vesting shown assumes achievement of business performance at peer-group standard (as described in the Compensation & Organization Committee Report).

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      UNVESTED RESTRICTED SHARES
                                       VESTING SCHEDULE FOR RESTRICTED STOCK                              AGGREGATE HOLDINGS
                       ---------------------------------------------------------------------      --------------------------------
                                                       MAY       AUGUST     MAY       MAY                             VALUE AS OF
                                                       2002       2002     2003       2004                            DECEMBER 31,
  NAME                 DATE GRANTED         STOCK     (SHARES)  (SHARES)  (SHARES)  (SHARES)      STOCK      SHARES      2001($)
----------------------------------------------------------------------------------------------------------------------------------
T. J. Usher            May 30, 2000      U.S. Steel    14,000              14,000               U.S. Steel   56,000    1,016,680
                       May 30, 2000      Marathon      26,000              26,000               Marathon    194,000    5,814,180
                       August 8, 2001    Marathon                 30,000   30,000    30,000
----------------------------------------------------------------------------------------------------------------------------------

R. M. Hernandez        May 30, 2000      U.S. Steel     4,200               4,200               U.S. Steel   16,800      305,004
                       May 30, 2000      Marathon       7,800               7,800               Marathon     31,200      935,064
----------------------------------------------------------------------------------------------------------------------------------

J. P. Surma            May 29, 2001      Marathon       2,750               2,750     2,750     Marathon     11,000      329,670
----------------------------------------------------------------------------------------------------------------------------------

D. D. Sandman          May 30, 2000      U.S. Steel     2,625               2,625               U.S. Steel   10,500      190,628
                       May 30, 2000      Marathon       4,875               4,875               Marathon     19,500      584,415
----------------------------------------------------------------------------------------------------------------------------------

A. E. Ferrara, Jr.     May 30, 2000      U.S. Steel       770                 770               U.S. Steel    3,080       55,917
                       May 30, 2000      Marathon       1,430               1,430               Marathon      5,720      171,428
----------------------------------------------------------------------------------------------------------------------------------

(2) All option shares listed except those granted to Mr. Surma were granted with tandem stock appreciation rights ("SARs").

(3) This column includes amounts contributed by USX under the USX Savings Fund Plan or the Marathon Thrift Plan and the related supplemental savings plans. Such amounts for 2001 were $84,000 for Mr. Usher, $37,500 for Mr. Hernandez, $64,875 for Mr. Surma, $28,900 for Mr. Sandman and $14,300 for Mr. Ferrara. Also included are amounts attributable to split-dollar life insurance provided by USX. For 2001, these amounts were $22,365 for Mr. Usher, $15,068 for Mr. Hernandez, $24,967 for Mr. Surma, $16,044 for Mr. Sandman and $8,559 for Mr. Ferrara. Also included are amounts attributable to a mandatory tax compliance program. For 2001, these amounts were $2,750 for each of Messrs. Usher, Hernandez, Surma, Sandman and Ferrara. For 1999 this column also includes dividends paid on restricted stock, which have never been, and are not now, at above-market or preferential rates.

(4) Restricted stock and stock options/SAR shares granted by stock are as follows:


                                                     RESTRICTED
                                                       STOCK         STOCK OPTION/
   NAME                                  STOCK          ($)           SAR SHARES
----------------------------------------------------------------------------------
T. J. Usher                  2001     U. S. Steel        41,759            175,000
                                      Marathon        2,802,978            325,000
                             -----------------------------------------------------
                             2000     U. S. Steel     1,610,000            140,000
                                      Marathon        3,315,000            260,000
                             -----------------------------------------------------
                             1999     U. S. Steel        99,273            113,400
                                      Marathon          191,878            210,600

----------------------------------------------------------------------------------

R. M. Hernandez              2001     U. S. Steel        12,528             65,625
                                      Marathon           38,048            121,875
                             -----------------------------------------------------
                             2000     U. S. Steel       483,000             52,500
                                      Marathon          994,500             97,500
                             -----------------------------------------------------
                             1999     U. S. Steel        32,113             42,000
                                      Marathon           62,040             78,000

----------------------------------------------------------------------------------

J. P. Surma                  2001     Marathon          357,720             50,000
                                      Ashland                 0             44,200
                             -----------------------------------------------------
                             2000     Marathon                0             30,000
                                      Ashland                 0             13,850
                             -----------------------------------------------------
                             1999     Marathon                0             20,000
                                      Ashland                 0              8,900

----------------------------------------------------------------------------------

D. D. Sandman                2001     U. S. Steel         7,835             35,000
                                      Marathon           23,772             65,000
                             -----------------------------------------------------
                             2000     U. S. Steel       301,875             28,000
                                      Marathon          621,563             52,000
                             -----------------------------------------------------
                             1999     U. S. Steel        25,679             21,000
                                      Marathon           49,644             39,000

----------------------------------------------------------------------------------

A. E. Ferrara, Jr.           2001     U. S. Steel         2,287             10,940
                                      Marathon            6,992             20,310
                             -----------------------------------------------------
                             2000     U. S. Steel        88,550              8,750
                                      Marathon          182,325             16,250
                             -----------------------------------------------------
                             1999     U. S. Steel         9,933              7,000
                                      Marathon           19,182             13,000

----------------------------------------------------------------------------------


                             2001 OPTION/SAR GRANTS





The following table sets forth certain information concerning options and stock appreciation rights ("SARs") granted during 2001 to each executive officer named in the Summary Compensation Table:



                                                         INDIVIDUAL GRANTS
                                    -----------------------------------------------------------
                                        NUMBER OF      % OF TOTAL                                    POTENTIAL REALIZABLE VALUE
                                        SECURITIES      OPTIONS/    EXERCISE                         AT ASSUMED ANNUAL RATES OF
                                        UNDERLYING        SARS      OR BASE                           STOCK PRICE APPRECIATION
                                         OPTIONS/      GRANTED TO  PRICE PER                           FOR OPTION TERM ($)(4)
                                           SARS        EMPLOYEES     SHARE        EXPIRATION      ----------------------------------
NAME OR GROUP           STOCK           GRANTED(1)     IN 2001(3)     ($)            DATE          0%       5%                10%
------------------------------------------------------------------------------------------------------------------------------------
T. J. Usher           U. S. Steel       175,000(2)       16.1%      19.8850      May 29, 2011      0      2,188,480        5,546,030
                      Marathon          325,000(2)       19.8%      32.5200      May 29, 2011      0      6,646,803       16,844,263

R. M. Hernandez       U. S. Steel        65,625(2)        6.0%      19.8850      May 29, 2011      0        820,680        2,079,761
                      Marathon          121,875(2)        7.4%      32.5200      May 29, 2011      0      2,492,551        6,316,598

J. P. Surma           Marathon           50,000           3.0%      32.5200      May 29, 2011      0      1,022,585        2,591,425
                      Ashland(5)         44,200           4.4%      36.3800      October 20, 2011  0      1,011,261        2,562,734

D. D. Sandman         U. S. Steel        35,000(2)        3.2%      19.8850      May 29, 2011      0        437,696        1,109,206
                      Marathon           65,000(2)        4.0%      32.5200      May 29, 2011      0      1,329,361        3,368,853

A. E. Ferrara, Jr.    U. S. Steel        10,940(2)        1.0%      19.8850      May 29, 2011      0        136,811          346,706
                      Marathon           20,310(2)        1.2%      32.5200      May 29, 2011      0        415,374        1,052,637

------------------------------------------------------------------------------------------------------------------------------------

All Stockholders      U. S. Steel          N/A             N/A      19.8850          N/A           0  1,115,471,257    2,826,819,097
                      Marathon             N/A             N/A      32.5200          N/A           0  6,384,324,932   16,179,094,391
                      Ashland              N/A             N/A      36.3800          N/A           0  1,582,435,407    4,010,203,060

------------------------------------------------------------------------------------------------------------------------------------

All Optionees         U. S. Steel     1,089,555         100.0%      19.8850      May 29, 2011      0     13,625,539       34,529,741
                      Marathon        1,642,395         100.0%      32.5200      May 29, 2011      0     33,589,770       85,122,869
                      Ashland         1,000,850         100.0%      36.3800      October 20, 2011  0     22,898,647       58,029,683

------------------------------------------------------------------------------------------------------------------------------------

All Optionees'        U. S. Steel          N/A             N/A      19.8850           N/A          0           1.2%             1.2%
Gain as % of          Marathon             N/A             N/A      32.5200           N/A          0           0.5%             0.5%
All Stockholders'     Ashland              N/A             N/A      36.3800           N/A          0           1.4%             1.4%
Gain

------------------------------------------------------------------------------------------------------------------------------------


(1) All options with an expiration date of May 29, 2011 are exercisable on May 29, 2002. With respect to 24,200 of the Ashland shares granted to Mr. Surma, 12,100 shares are exercisable on September 20, 2002, 6,050 shares on September 20, 2003 and 6,050 shares on September 20, 2004. The remaining 20,000 shares are exercisable in accordance with the vesting procedure applicable to Marathon restricted stock, as described on page 21.

(2) These options were granted with tandem SARs, which have the same exercise date as the underlying options. Upon the exercise of an SAR, an optionee receives an amount, in cash and/or shares, equal to the excess, for a specified number of shares, of (a) the fair market value of a share on the date the SAR is exercised (except that for any SAR exercised during the 10-business-day period beginning on the third business day following the release of U. S. Steel's or Marathon's quarterly earnings, either corporation's Compensation & Organization Committee may, in its sole discretion, establish a uniform fair market value of a share for such period which shall not be more than the highest daily fair market value and shall not be less than the lowest daily fair market value during such 10-business-day period) over (b) the exercise or base price per share.

(3) Indicates percentage of total options granted in the applicable stock.

(4) The dollar amounts under these columns are the result of calculations at 0% and at the 5% and 10% rates set by the Securities and Exchange Commission and therefore are not intended to forecast possible future appreciation, if any, of the price of the Marathon stock, the U. S. Steel stock or the Ashland stock. We have not used an alternative formula for a grant date valuation, as we are not aware of any formula which will determine with reasonable accuracy a present value based on future unknown or volatile factors. Amounts shown for All Stockholders represent the potential realizable value assuming appreciation at the rates indicated based on the exercise or base price per share, the expiration date applicable to the grants and the number of outstanding shares as of December 31, 2001.

(5) Granted in connection with service as President of Marathon Ashland Petroleum LLC which was 62 percent owned by Marathon Oil Company and 38 percent owned by Ashland Inc.

              OPTION EXERCISES AND YEAR-END VALUES




              The following table sets forth certain information concerning options to purchase U. S. Steel, Marathon and Ashland Inc. ("Ashland") common stock and stock appreciation rights ("SARs") exercised by each executive officer named in the Summary Compensation Table during 2001 together with the total number of options and SARs outstanding at December 31, 2001 and the value of such options.


                                                AGGREGATED 2001 OPTION/SAR EXERCISES
                                              AND DECEMBER 31, 2001 OPTION/SAR VALUES

                                                                                        NO. OF
                                                                                      SECURITIES              TOTAL VALUE
                                                   NO. OF                             UNDERLYING            OF UNEXERCISED
                                                   SHARES                             UNEXERCISED            IN-THE-MONEY
                                                 UNDERLYING      TOTAL VALUE        OPTIONS/SARS AT         OPTIONS/SARS AT
                                                OPTIONS/SARS       REALIZED           DECEMBER 31,         DECEMBER 31, 2001
                  NAME                          EXERCISED(1)        ($)(1)               2001(1)                 ($)(1)
              ----------------------------------------------------------------------------------------------------------------
              T. J. Usher                          116,500         1,113,856            1,882,500              1,364,857

              R. M. Hernandez                       57,200           574,935              845,250              2,085,821

              J. P. Surma                                0                 0              239,950                868,932

              D. D. Sandman                              0                 0              360,725                271,115

              A. E. Ferrara, Jr.                         0                 0               97,750                130,827
              ----------------------------------------------------------------------------------------------------------------
              Note: All options listed above except 9,150 Ashland shares granted to Mr. Surma and all those granted in 2001 are currently exercisable.
                    All options listed above were granted with SARs except for the Ashland shares and 100,000 of the Marathon shares shown for Mr. Surma.

              (1) Figures by stock are as follows:

                                                                                        NO. OF SECURITIES     TOTAL VALUE OF
                                                                                           UNDERLYING          UNEXERCISED
                                                                                           UNEXERCISED         IN-THE-MONEY
                                                      NO. OF SHARES                       OPTIONS/SARS        OPTIONS/SARS
                                                        UNDERLYING        VALUE                 AT                  AT
                                                       OPTIONS/SARS     REALIZED           DECEMBER 31,        DECEMBER 31,
                  NAME                     STOCK         EXERCISED         ($)                 2001              2001 ($)
              ----------------------------------------------------------------------------------------------------------------
              T. J. Usher               U. S. Steel              0             0               781,400                   0
                                         Marathon          116,500     1,113,856             1,101,100           1,364,857

              R. M. Hernandez           U. S. Steel              0             0               282,625                   0
                                         Marathon           57,200       574,935               562,625           2,085,821

              J. P. Surma                Marathon                0             0               170,000             175,750
                                         Ashland                 0             0                69,950             693,182

              D. D. Sandman             U. S. Steel              0             0               142,325                   0
                                         Marathon                0             0               218,400             271,115

              A. E. Ferrara, Jr.        U. S. Steel              0             0                35,615                   0
                                         Marathon                0             0                62,135             130,827
              ----------------------------------------------------------------------------------------------------------------

              COMPENSATION & ORGANIZATION COMMITTEE
              REPORT ON EXECUTIVE COMPENSATION




              The Compensation & Organization Committee (the "Committee") of United States Steel Corporation ("USSC") was established on January 2, 2002 following the separation of the steel and energy businesses of USX Corporation (the "Separation"). The Committee sets policies and administers programs on executive compensation. When action should be taken on a specific compensation item, we either make a recommendation to the USSC Board or a subsidiary company board or take action on our own, whichever is appropriate. This Committee reports to the USSC Board actions that do not require board approval. The purpose of this report is to summarize the philosophy, specific program objectives and other relevant factors to be considered by the Committee in decision making with respect to the compensation of USSC executive officers, including the officers named in the Summary Compensation Table. Prior to the Separation, decisions respecting the compensation of these officers were made by the Compensation Committee of USX Corporation (the "USX Committee").

              Compensation programs for USSC's executive officers are designed to attract, retain and motivate employees who will make significant contributions to the achievement of corporate goals and objectives. The principal elements of our executive officers' compensation are:

              o  Salary
              o  Short-term incentive (bonus) awards and
              o Long-term incentive awards (stock options with stock appreciation rights and restricted stock).

              For each of the above elements of compensation, the Committee will exercise its discretion in the subjective consideration of the factors described below and within the limitations of the various plans.

              SALARY

              Salary administration at USSC begins with the development, and periodic adjustment, of salary structures for executive officers employed at the corporate level and at each major business unit. Each executive officer's position is assigned a salary grade with an associated salary range. The two major objectives in developing salary structures and assigning grades are to maintain:

              1. external competitiveness - the midpoint of the salary range for each position is near the average midpoint for similar positions at comparable companies and
              2. internal equity - each position's grade in the unit's hierarchy of positions accurately reflects its relative "value".

              The data used in developing and adjusting salary structures are obtained from surveys coordinated by independent consultants, with some units having their own sources of relevant data.

              The Committee will make decisions on salary increases and, occasionally - when business conditions dictate - salary decreases. When we determine salary increases, the highest weighting will be given to performance; but other factors will also be considered, such as experience and time in position. Once an executive officer's salary has passed the midpoint for the position, increases will seldom exceed amounts necessary to maintain the salary near the midpoint, assuming performance merits such increases. Therefore, incentive opportunities will provide the primary basis for significant increases in compensation. The salaries shown for the officers named in the Summary Compensation Table reflect the results of salary reviews and related actions taken by the USX Committee.

              SHORT-TERM INCENTIVE AWARDS

              USSC's short-term incentive (bonus) opportunities for executive officers are designed to provide awards near the average of those provided by similar companies for on-target performance. However, our incentive plans are designed to provide exceptional rewards for superior performance and lower rewards for below-average performance. The Committee intends to make bonus awards under the Annual Incentive Compensation Plan, as well as under the Senior Executive Officer Annual Incentive Compensation Plan, the latter of which was developed specifically to retain the Corporation's tax deduction for awards made to the officers named in the Summary Compensation Table and was approved by the stockholders of USX and of the U. S. Steel Group on October 25, 2001.

              SENIOR EXECUTIVE OFFICER ANNUAL INCENTIVE COMPENSATION PLAN

              This plan provides for awards based on pre-established performance measures specifically related to the responsibilities of plan participants. For each performance measure, the applicable portion of the bonus will only be awarded if performance reaches the minimum, or threshold, level for that measure. While performance for 2001 varied among USX's business units, performance levels were reached or exceeded for the following:

              ------------------------------------------------------------------
              For U. S. Steel Group       Steel shipments, worker safety,
                                          environmental emissions improvements
                                          and common stock performance
              ------------------------------------------------------------------
              For Marathon Group          Income from operations, liquid
                                          hydrocarbon production, natural gas
                                          production, refined product sales,
                                          refined product margins and worker
                                          safety
              ------------------------------------------------------------------
              For USX (Corporate)         All the above plus workforce diversity
              ------------------------------------------------------------------

              (Performance measures for each of USX's former business units are shown because of their relevance to the awards for Mr. Usher, as discussed below, and the other former USX executive officers whose compensation data are shown in the Summary Compensation Table.)

              The USX Committee certified in writing prior to payment of awards for the year 2001 that the pre-established, applicable performance levels (measured for incentive compensation purposes) required under the USX Corporation Senior Executive Officer Annual Incentive Compensation Plan were satisfied.

              OTHER PLANS

              The Committee will also administer other bonus plans in which corporate and business unit executive officers participate. These plans were developed specifically for USSC employees. Our Committee will make awards based on performance comparisons with the current business plan, with previous years and with peer groups on the basis of such financial measures as income, cash flow and return on capital employed, as measured for incentive compensation purposes, as well as individual objectives. In addition, non-financial measures, such as safety performance (compared with the prior year's industry average) and environmental and diversity performance will be considered. In determining awards under these plans, consideration will also be given to the absolute levels of income and cash flow. When making awards to executive officers under these plans, the Committee will give such weight to the various factors as it deems appropriate.

              Based on consideration of other factors, the Committee may reduce or eliminate a short-term incentive award that would otherwise be payable under the above-discussed plans.

              LONG-TERM INCENTIVE AWARDS

              Long-term incentive awards are of major importance in the mix of compensation elements because these awards provide the most direct link to the returns that you, as USSC stockholders, receive. The USX and the U. S. Steel Group stockholders approved the 2002 Stock Plan on October 25, 2001. We administer this plan, under which we may grant (1) stock options, with or without a restoration feature, (2) stock appreciation rights and/or (3) restricted stock. Our stock options and restricted stock meet the requirements for deductibility under the tax laws.

              STOCK OPTION GRANTS

              The Committee will make stock option grants that we believe to be reasonable and in line with other compensation. The number of shares granted will generally reflect an employee's level of responsibility. Following normal annual grant practices, the USX Committee granted stock options in May 2001.

              RESTRICTED STOCK GRANTS

              The USX Committee established, for each recipient, an annual target level of restricted stock shares based on the same factors as those considered in granting stock options. A major grant is made to cover five years, with the intention that one fifth of the shares will vest each year if performance is at the target level. We intend to continue the USX Committee practice and will vest restricted stock at levels higher or lower than annual targets, depending on performance.

              A major grant was made in 2000 by the USX Committee, to cover the five-year performance period ending with 2004. We will make interim grants only to permit vesting at the target level for the number of years remaining in the period. To emphasize the long-term nature of the awards, vesting decisions have been and will continue to be based on three-year average performance, which is compared with three-year peer-group performance for relevant businesses.

              Vesting of restricted stock shares is based on pre-established performance measures specifically related to the responsibilities of plan participants. We can vest a portion of the annual target shares only if performance reaches the minimum, or threshold, level established for that period.

              In May 2001, the three-year (1998-2000) average performance of the USX business units was compared by the USX Committee with that of competitors for the measures shown below. This comparison has provided the primary basis for the determination of vesting levels for restricted stock. However, vesting levels may be reduced (or eliminated entirely) based on other factors considered relevant by the Committee.



UNIT                                     PERFORMANCE MEASURE
--------------------------------------------------------------------------------
U. S. Steel Group       Income from operations as a percent of capital employed
                        Income from operations per ton shipped
                        Operating cash flow as a percent of capital employed
                        Safety performance

--------------------------------------------------------------------------------

Marathon Group          Earnings before interest, taxes and depreciation as a
                        percent of total assets
                        Oil and gas reserve replacement ratio
                        Income per barrel of oil equivalent produced (upstream)
                        Operating income per barrel of refinery throughput
                        (downstream)
                        Safety performance

--------------------------------------------------------------------------------

USX Headquarters        Weighted Composite (65% Marathon Group/35% U. S. Steel
                        Group)

--------------------------------------------------------------------------------


(Performance measures for each of USX's former business units are shown because of their relevance to the vesting levels for Mr. Usher, as discussed below, and the other former USX executive officers whose compensation data are shown in the Summary Compensation Table.)

The USX Committee certified in writing prior to vesting of restricted stock shares in the year 2001 that the pre-established applicable performance levels required under the USX Corporation 1990 Stock Plan were satisfied.

The Committee will periodically compare data on long-term incentive grants made at other companies with those made at USSC. Our objective in making grants under the 2002 Stock Plan is to provide opportunities to receive above-average compensation (compared with that of similar companies) when performance is above the target level.

Overall, executive compensation at USSC is designed to provide total pay that is above average when both short- and long-term incentive goals are exceeded.

                             --------------

In addition to the compensation comparisons described above, the Committee will annually compare the salary, bonus and long-term incentive payouts for the CEO and USSC's other top officers with the same elements for similar positions at comparable companies.

With respect to the compensation comparisons that we make, we believe that the companies with which USSC competes for employees are not necessarily limited to the companies with which shareholder returns would logically be compared. The peer groups used in the performance graphs include the Standard & Poor's 500 Stock Index and those companies deemed most comparable to USSC's businesses for measuring stock performance. The companies used for comparing compensation reflect similarities to USSC and its operating groups in such factors as line of business (when relevant), size and complexity. Therefore, the compositions of the groups of companies used for compensation comparisons are not identical to those of the peer groups shown in the Shareholder Return Performance Presentation.

Mr. Usher's 2001 compensation reflects the same elements and the same factors as those described above. His leadership and effectiveness in dealing with major corporate problems and opportunities will also be considered in determining his future salary increases, as will (1) the comparability of his salary with CEOs of other companies of similar size and complexity and (2) the position of his salary in the range for his position.

                             The USX Committee made an award to Mr. Usher for 2001 under the USX Corporation Senior Executive Officer Annual Incentive Compensation Plan taking into consideration the overall performance of USX and its business units, specifically the performance measures listed in the previous table. The USX Committee also considered Mr. Usher's significant contributions to the successful separation of the companies.

                             The USX Committee considered the additional stock option shares granted to Mr. Usher under the USX Corporation 1990 Stock Plan to be at a competitive level relative to other CEOs. On the basis of the performance shown in the above table, the USX Committee also vested restricted stock for and made an additional grant of restricted stock to Mr. Usher.

                             On August 8, 2001, the USX Committee approved a Completion and Retention Agreement with Mr. Usher to facilitate the Separation and to make available to both companies Mr. Usher's unique experience and talents. The Agreement provided for (1) certain compensation to be provided by USX Corporation prior to the Separation, (2) certain other compensation to be provided by USSC after the Separation and (3) certain other compensation to be provided by Marathon Oil Corporation after the Separation. The elements included under each of these categories are described below.

                             1. COMPENSATION PROVIDED BY USX CORPORATION
                                BEFORE THE SEPARATION.
                                Effective the date of the agreement, 90,000 shares of USX-Marathon Group restricted stock were granted under the USX Corporation 1990 Stock Plan. Vesting is scheduled to be made over three years, with 30,000 shares scheduled to vest on the anniversary of the grant and 30,000 shares each scheduled to vest in May 2003 and May 2004. The first vesting will be based on USX performance; the second and third vestings will be based on Marathon performance. The grant value is included in the amount shown under "Restricted Stock Award(s)" on page 21.

                             2. COMPENSATION TO BE PROVIDED BY USSC AFTER THE
                                SEPARATION.

                                When Mr. Usher became USSC's Chairman, Chief
                                Executive Officer and President on December
                                31, 2001, a salary reduction from that which he received from USX was effected to reflect a salary level in line with that for chairmen and CEOs of companies comparable to USSC. Also included in the Agreement was a retention bonus of $3,000,000 payable on the third anniversary of the effective time of the Separation if at that time (1) the fair value of USSC assets exceeds its liabilities, (2) the fair saleable value of USSC assets exceeds its probable liabilities and (3) USSC is able to pay and discharge its debts and other liabilities as they become due. In addition, if conditions (1) through (3) are satisfied, the Committee will determine the percentage of the $3,000,000 to be awarded based on the performance-related vesting criteria applicable to restricted stock under the USSC 2002 Stock Plan.

                             3. COMPENSATION TO BE PROVIDED BY MARATHON OIL
                                CORPORATION AFTER THE SEPARATION.

                                On the first business day following the
                                effective time of the Separation, a $6,000,000 restructuring completion bonus was paid by Marathon. In addition, grants of Marathon Oil Corporation phantom stock appreciation rights were made - 150,000 shares on the last trading day before the effective time of the Separation and 350,000 shares on the first trading day after the Separation. These rights vested on the effective date of the grants.

                             Seth E. Schofield, Chairman
                             Robert J. Darnall
                             Charles R. Lee
                             John W. Snow
                             Douglas C. Yearley

                             SHAREHOLDER RETURN PERFORMANCE PRESENTATION






                             The line graph below compares the yearly change in cumulative total stockholder return for our common stock with the cumulative total return of the Standard & Poor's 500 Stock Index and a Steel Index that is defined in a footnote to the graph.

                                 COMPARISON OF CUMULATIVE TOTAL RETURN ON $100
                              INVESTED IN U. S. STEEL STOCK ON DECEMBER 31, 1996
                                                   VS.
                                       S&P 500 AND STEEL INDEX(1)


                             USS       S&P 500    Steel Index (2)      Close Pr.
                            -----     --------    ---------------    -----------
             12/31/1996       100        100             100            $31.375
             12/31/1997       103        133              91            $31.250
             12/31/1998        78        171              87            $23.000
             12/31/1999       117        208              76            $33.000
             12/31/2000        67        189              27            $18.000
             12/31/2001        70        166              30            $18.110



                             (1) Total return assumes reinvestment of dividends.

                             (2) The Steel Index consists of the common stocks
                                 of AK Steel Corporation, Bethlehem Steel
                                 Corporation, LTV Corporation and National Steel Corporation for the period December 31, 1996 through December 31, 2001, and Inland Steel Industries for the period December 31, 1996 through December 31, 1997. Inland Steel Industries sold its steelmaking subsidiary, Inland Steel Co., to Ispat International NV in 1998. The resulting company, Ispat Inland Inc., is not publicly traded. LTV Corporation is in bankruptcy and is no longer traded on the New York Stock Exchange but is publicly traded in over-the-counter trading. Bethlehem Steel Corporation is also in bankruptcy but is still traded on the New York Stock Exchange.


================================================================================

TRANSACTIONS                 In the regular course of its business since
                             January 1, 2001, U. S. Steel and its predecessors
                             (the USX-U. S. Steel Group and United States
                             Steel LLC) and subsidiaries have had transactions with entities with which certain directors were affiliated. Such transactions were in the ordinary course of business and at competitive prices and terms. We do not consider any such director to have a material interest in any such transaction. We anticipate that similar transactions will occur in 2002.

                             PENSION BENEFITS






                             The United States Steel Corporation Plan for
                             Non-Union Employee Pension Benefits ("Steel
                             Pension Plan") is comprised of two defined benefits. One is based on final earnings and the other on career earnings. Directors who have not been employees of U. S. Steel do not receive any benefits under the Plan. The following table shows the annual final earnings pension benefits for retirement at age 65 (or earlier under certain circumstances) for various levels of eligible earnings which would be payable to employees retiring with the years of service shown. The benefits are based on a formula of a specified percentage (dependent on years of service) of average annual earnings in the five consecutive years of the ten years prior to retirement in which earnings are highest. Years of service include service accrued as an employee of Marathon Oil Company, its subsidiaries and joint ventures ("Marathon"). As of December 31, 2001, Messrs. Usher, Hernandez, Surma, Sandman, and Ferrara had 36, 33, 4, 28, and 29 years of service, respectively.


                             AVERAGE ANNUAL                                 TABLE OF PENSION BENEFITS
                             ELIGIBLE EARNINGS                           FINAL EARNINGS PENSION BENEFITS
                             FOR HIGHEST FIVE
                             CONSECUTIVE YEARS                         ANNUAL BENEFITS FOR YEARS OF SERVICE
                             IN TEN-YEAR PERIOD    ------------------------------------------------------------------------------
                             PRECEDING RETIREMENT  15 YEARS   20 YEARS    25 YEARS    30 YEARS   35 YEARS    40 YEARS    45 YEARS
                             ----------------------------------------------------------------------------------------------------
                             $  100,000              17,325     23,100      28,875      34,650     40,950      47,250      53,550
                                300,000              51,975     69,300      86,625     103,950    122,850     141,750     160,650
                                500,000              86,625    115,500     144,375     173,250    204,750     236,250     267,750
                                700,000             121,275    161,700     202,125     242,550    286,650     330,750     374,850
                                900,000             155,925    207,900     259,875     311,850    368,550     425,250     481,950
                              1,100,000             190,575    254,100     317,625     381,150    450,450     519,750     589,050
                              1,300,000             225,225    300,300     375,375     450,450    532,350     614,250     696,150
                              1,500,000             259,875    346,500     433,125     519,750    614,250     708,750     803,250
                             ----------------------------------------------------------------------------------------------------


                             The annual career earnings pension is equal to one percent of total career earnings plus a 30 percent supplement. Total career earnings include salary earned as an employee of Marathon, but exclude awards under any bonus programs. The estimated annual career earnings benefit payable at normal retirement age 65, assuming no increase in annual earnings, will be $233,400 for Mr. Usher, $158,430 for Mr. Hernandez, $121,298 for Mr. Surma, $132,383 for Mr. Sandman, and $70,214 for Mr. Ferrara. Earnings for the purpose of calculating both the final earnings and career earnings pensions are limited to base salary as reflected in the Summary Compensation Table.

                             Pensions payable under the Steel Pension Plan to participants with Marathon service include service and earnings that are also used in the calculation of benefits payable under the Marathon Pension Plans; therefore, the Steel Pension Plan benefits for such participants are reduced by their Marathon Pension Plan benefits. Because Messrs. Surma, Sandman and Ferrara have earned benefits under the Marathon Pension Plans, their Steel pension benefits will be reduced, at age 65, by estimated annual Marathon pensions (assuming no increase in annual earnings) of $6,577, $29,381, and $4,782, respectively.
                             However the pension payable under the Steel
                             Pension Plan cannot be reduced below the amount calculated with only Steel service and earnings.

                             In addition to the pension benefits described above, Messrs. Usher, Hernandez, Surma, Sandman, and Ferrara participate in the United States Steel Corporation Executive Management Supplemental Pension Program and are entitled, upon retirement after age 60, or before age 60 with U. S. Steel's consent, to the benefits shown in the table below. The benefits are based on a formula of a specific percentage, determined by years of U. S. Steel service, of the average of the three highest annual bonuses paid under the applicable incentive compensation plans in the ten years prior to retirement.

                             The three most recent bonuses are reported in the Summary Compensation Table. The following table shows the annual executive management supplemental pension for retirement at age 65 (or earlier under certain circumstances) for various levels of average annual bonus which would be payable to participants retiring with the years of service shown.


                                                                              SUPPLEMENTAL PENSION BENEFITS
                             AVERAGE ANNUAL BONUS
                             FOR THREE HIGHEST YEARS                       ANNUAL BENEFITS FOR YEARS OF SERVICE
                             IN TEN-YEAR PERIOD       ------------------------------------------------------------------------------
                             PRECEDING RETIREMENT     15 YEARS   20 YEARS   25 YEARS    30 YEARS    35 YEARS    40 YEARS   45 YEARS
                             -------------------------------------------------------------------------------------------------------
                             $  100,000                 23,100     30,800     38,500      46,200      53,900      61,600      69,300
                                300,000                 69,300     92,400    115,500     138,600     161,700     184,800     207,900
                                500,000                115,500    154,000    192,500     231,000     269,500     308,000     346,500
                                700,000                161,700    215,600    269,500     323,400     377,300     431,200     485,100
                                900,000                207,900    277,200    346,500     415,800     485,100     554,400     623,700
                              1,100,000                254,100    338,800    423,500     508,200     592,900     677,600     762,300
                              1,300,000                300,000    400,400    500,500     600,600     700,700     800,800     900,900
                              1,500,000                346,500    462,200    577,500     693,000     808,500     924,000   1,039,500
                              1,700,000                392,700    523,600    654,500     785,400     916,300   1,047,200   1,178,100
                              1,900,000                438,900    585,200    731,500     877,800   1,024,100   1,170,400   1,316,700
                              2,100,000                485,100    646,800    808,500     970,200   1,131,900   1,293,600   1,455,300
                              2,300,000                531,300    708,400    885,500   1,062,600   1,239,700   1,416,800   1,593,900
                              2,500,000                577,500    770,000    962,500   1,155,000   1,347,500   1,540,000   1,732,500
                             -------------------------------------------------------------------------------------------------------


                             U. S. Steel has entered into a retention agreement with Mr. Usher which provides that if he elects to receive his non-qualified pension as a lump sum distribution, the lump sum distribution will be calculated using the interest rates and mortality tables in effect for retirement on December 31, 2001, instead of the rates and mortality tables in effect at his retirement, which could result in a greater or lesser amount.

                             USX entered into an agreement with Mr. Surma that provides additional years of service for pension calculation as well as vesting and benefit eligibility purposes. In consideration for agreeing to serve as Vice Chairman of U. S. Steel, 15 years will be added to the service Mr. Surma actually accrues under the Steel Pension Plan for the purpose of determining his benefit eligibility and vesting. For the purpose of calculating his final earnings and executive supplemental pensions, a portion of the 15 years will be added to the service Mr. Surma actually accrues under such programs. The portion to be included will be determined, as of Mr. Surma's retirement, based on the ratio of his service accrued under the Steel Pension Plan to his service accrued under both the Steel and Marathon Pension Plans. Mr. Surma may elect to receive the pensions calculated on this additional service in the form of (1) a single lump sum distribution,
                             (2) installment payments or (3) split dollar life insurance. Marathon Oil Corporation has an equivalent agreement with Mr. Surma.

                             U. S. Steel has entered into a retention agreement with Mr. Sandman which provides enhanced pension benefits in return for his continued employment. If Mr. Sandman continues his employment through 2006, the Corporation will provide a pension equal to the difference between (1) his Steel Pension Plan benefits calculated with his actual service and age at retirement each increased by three years, a $4,800 annual social security supplement payable to the earlier of death or age 62, a lump sum distribution of these pension benefits calculated with the more favorable of the interest and mortality factors applicable to December 31, 2001 retirements or such factors applicable to his actual retirement date, and (2) his Steel Pension Plan benefits at his retirement. In addition he will have the Corporation's consent to retire with respect to the United States Steel Corporation Executive Management Supplemental Pension Program.

                             CHANGE IN CONTROL ARRANGEMENTS
                             AND EMPLOYMENT CONTRACTS






                             We believe that if a change in control of U. S. Steel became possible our officers should be encouraged to continue their dedication to their assigned duties. For that reason, we have entered into agreements with each of our officers that provide that, if an officer's employment is terminated under certain circumstances following a change in control, the officer will be entitled to the following severance benefits:

                             o a lump sum payment of up to three times salary
                               plus bonus;

                             o life and health insurance benefits for up to
                               three years;

                             o three years of additional credit towards
                               eligibility for retiree medical and life insurance;

                             o a lump sum payment equal to the difference
                               between amounts payable under the U. S. Steel pension plans and the amounts that would be payable if the officer worked three additional years;

                             o a lump sum payment of any unvested amounts
                               under U. S. Steel's savings and thrift plans;
                               and

                             o additional payments sufficient to compensate
                               for certain federal excise taxes.

                             Also, in the event of a change in control, any stock options, stock appreciation rights, or restricted stock granted to the officer would become fully vested.

                             Each agreement is automatically extended each year unless we notify the officer that we do not wish it extended. In any event, however, each agreement continues for two years after a change in control. The severance benefits are payable if, any time after a change in control, the officer's employment is terminated for good reason or is terminated for other than cause or disability. The severance benefits are not payable if termination is due to the officer's death or disability or occurs after the officer reaches age 65.

                             The definition of a change in control for purposes of these agreements is complex but is summarized as follows. It includes any change in control required to be reported in response to
                             Item 6(e) of Schedule 14A under the Securities Exchange Act of 1934 and provides that a change in control will have occurred if:

                             o any person not affiliated with U. S. Steel
                               acquires 20 percent or more of the voting power of our outstanding securities,

                             o the Board no longer has a majority made up of
                               (1) individuals who were directors on the date of the agreements and (2) new directors (other than directors who join the Board in connection with an election contest) approved by two-thirds of the directors then in office who (a) were directors on the date of the agreements or (b) were themselves previously approved by the Board in this manner,

                             o U. S. Steel merges with another company and U. S.
                               Steel's stockholders end up with less than 50 percent of the voting power of the new parent entity,

                             o our stockholders approve a plan of complete
                               liquidation of U. S. Steel, or

                             o we sell all or substantially all of U. S.
                               Steel's assets.

                             In connection with the separation of USX's steel and energy businesses (the "Separation") USX entered into a Completion and Retention Agreement with Thomas J. Usher, its then Chairman & Chief Executive Officer. To facilitate the Separation and to maintain continuity in both businesses, the board of directors asked Mr. Usher to serve as the Chairman of the Board, Chief Executive Officer and President of U. S. Steel, the Chairman of the board of directors of Marathon Oil Corporation ("Marathon") and the Chairman of the board of managers of Marathon Ashland Petroleum LLC ("MAP"). In deciding to ask Mr. Usher to serve in these three roles, the board of directors determined that Mr. Usher's unique experience and talents would bring value to both groups of stockholders. For a description of the benefits provided to Mr. Usher by Marathon under the agreement, see Marathon's 2002 proxy statement and the discussion on page 30 of this proxy statement under the heading "Compensation to be provided by Marathon Oil Corporation after the Separation." Mr. Usher has over 35 years of experience in the steel industry, and with the death last year of Paul Wilhelm, the former President of the USX-U. S. Steel Group, the USX board of directors believed that the stockholders would be best served if Mr. Usher became the full time Chief Executive Officer of U. S. Steel.

                             Under the Completion and Retention Agreement Mr. Usher will receive, or has received, from USX or from U. S. Steel:

                             o A salary from USX of $1,400,000 for 2001 and,
                               after the Separation, a salary of $1,100,000 annually from U. S. Steel for 2002-2004, subject to adjustment by the board of directors and the Compensation & Organization Committee of U. S. Steel. This $300,000 reduction reflects the lower levels of salaries in the steel and metal industries as compared to the energy industry.

                             o A grant of 90,000 restricted shares of
                               USX-Marathon Group Common Stock on August 8,
                               2001 with 30,000 shares vesting on August 8, 2002 based on USX performance, and 30,000 shares vesting in each of May 2003 and May 2004 based on Marathon performance.

                             o A retention bonus, of up to $3,000,000, that is
                               subject to a number of performance measures, to be paid by U. S. Steel on the third anniversary of the Separation.

                             If Mr. Usher elects to receive his non-qualified pension as a lump sum, the lump sum will be calculated using the interest rates and mortality tables in effect for retirements on December 31, 2001, instead of the rates and mortality tables in effect at Mr. Usher's retirement, which could result in a greater or lesser pension.

                             The Completion and Retention Agreement was negotiated on behalf of USX by the Compensation Committee of the USX board of directors which was composed solely of non-employee directors and is intended to provide an incentive to Mr. Usher to serve in his three roles. Among the factors considered by the USX Compensation Committee were the unique background Mr. Usher brings to each role, his past performance in guiding both the steel and energy businesses, compensation levels and practices at other steel and energy companies as well as other companies of similar size and complexity as USX, Marathon and U. S. Steel and the fact that as a non-employee director Mr. Usher will not be eligible to receive compensation (salary, bonuses, options or other stock based compensation) from Marathon or MAP even though it is expected that he will make major contributions to the future success of Marathon and MAP in his roles as chairman of the governing bodies of each.

                             USX also entered into agreements with Mr. Surma and Mr. Sandman in consideration for their agreeing to serve as vice chairmen of U. S.
                             Steel. The agreement with Mr. Surma calls for U. S. Steel, Marathon, MAP and Speedway SuperAmerica LLC ("SSA") to provide certain non-qualified benefit supplements in addition to the pension and savings benefits and non-qualified deferred compensation to which he is otherwise entitled. Unless he elects otherwise, such supplements will be paid by U. S. Steel and Marathon in a lump sum distribution within 90 days of the date of his termination of employment from all four companies -- U. S. Steel, Marathon, MAP and SSA. Mr. Surma's pension benefit supplements are described on page 33 under the heading "Supplemental Pension Benefits." In addition to the pension enhancements, 15 years will be added to his actual U. S. Steel service solely for the purpose of determining vesting and eligibility for company contributions under the USSC Supplemental Thrift Program.

                             The agreement with Mr. Sandman calls for U. S. Steel to provide enhanced pension benefits to Mr. Sandman if he remains employed by U. S. Steel at least through 2006. These benefits are described on page 33 under the heading "Supplemental Pension Benefits."

================================================================================

                             STATEMENT REGARDING THE DELIVERY OF A SINGLE SET OF PROXY MATERIALS TO HOUSEHOLDS WITH MULTIPLE
                             U. S. STEEL SHAREHOLDERS

                             If you have consented to the delivery of only one set of proxy materials to multiple U. S. Steel shareholders who share your address, then only one proxy statement is being delivered to your household unless we have received contrary instructions from one or more of the shareholders sharing your address. We will deliver promptly upon oral or written request a separate copy of the proxy statement to any shareholder at your address. If you wish to receive a separate copy of the proxy statement, you may call us toll-free at 1-866-433-4801 or write to us at U. S. Steel Shareholder Services, Room 611, 600 Grant Street, Pittsburgh, PA 15219-2800. Shareholders sharing an address who now receive multiple copies of the proxy statement may request delivery of a single copy by calling us at the above number or writing to us at the above address.

================================================================================

                             SOLICITATION STATEMENT

                             We will bear the cost of this solicitation of proxies. In addition to soliciting proxies by mail, our directors, officers and employees may solicit proxies by telephone, in person or by other means. They will not receive any extra compensation for this work. We will also make arrangements with brokerage firms and other custodians, nominees and fiduciaries to forward proxy solicitation material to the beneficial owners of our common stock, and we will reimburse them for reasonable out-of-pocket expenses that they incur in connection with forwarding the material.


                             By order of the Board of Directors,


                             Dan D. Sandman
                             Secretary

                             March 11, 2002

                             APPENDIX A
                             Audit Committee Charter






                             The responsibilities of the Audit Committee shall be those outlined in this charter. The committee shall reassess and report to the Board of Directors on the adequacy of this charter on an annual basis.

                             The Audit Committee shall be composed of not less than three nor more than ten members, all of whom are independent and qualified under standards established by the New York Stock Exchange.

                             One of the important duties of the Audit
                             Committee is the relationship of the Corporation with its independent accountants. The independent accountants are ultimately accountable to the Board of Directors and the Audit Committee as representatives of the shareholders. As shareholder representatives, the Audit Committee and the Board of Directors have the ultimate authority and responsibility to select, evaluate, assess the independence of and, where appropriate, replace the independent accountants.

                             The Audit Committee shall have oversight responsibility for ensuring the integrity of the financial reports of the Corporation; shall determine that the Corporation's administrative, operational and internal accounting controls have been periodically reviewed and examined to determine if the Corporation is operating in accordance with its prescribed procedures and codes of conduct; shall also provide direction to the internal audit staff and the independent accountants; and shall report to the Board of Directors on the activities of the Committee.

                             In carrying out its oversight responsibilities, the Audit Committee shall:

                             1. Recommend annually to the Board of Directors the firm of independent accountants selected to be nominated for election by the stockholders to audit the accounts of the Corporation.

                             2. Review the fees proposed for the coming year and approve the final fees and expenses of the independent accountants for audit services and non-audit services performed by the independent accountants for the past year. Approve in advance all non-audit services to be performed by the independent accountants for which the total fee is expected to exceed $500,000.

                             3. Annually review the independence letter issued by the independent accountants under Independence Standards Board Standard No. 1, actively engage in a dialogue with the independent accountants with respect to any relationships disclosed in that letter, and report to the Board of Directors any appropriate action necessary to maintain their continuing independence.

                             4. Review annually the scope of audit activities of both the independent accountants and the internal audit staff.

                             5. Periodically receive and review reports from the independent accountants, the internal audit staff and management with respect to the status and results of their activities.

                             6. Review significant accounting, auditing and Securities and Exchange Commission pronouncements.

                             7.  Review and approve the annual financial
                                 statements, the annual reports to stockholders and the Form 10-K Annual Report giving special consideration in such review to any material changes in accounting policy.

                             8. Receive and review reports from management concerning compliance with Corporate policies dealing with business conduct.

                             9. Receive and review the audit plans and audit reports of the Corporation's benefit plans.

                             10. Annually review the business expense reporting
                                 of the officers of the Corporation.

                             11. Annually review a report outlining the
                                 activities undertaken by the committee over the past year to meet the requirements of this charter.

[LOGO]   United States Steel Corporation
         600 Grant Street
         Pittsburgh, PA 15219-2800


        UNITED STATES STEEL CORPORATION                                  YOU MAY VOTE A) BY COMPLETING THE PROXY CARD
                                                                                         ATTACHED BELOW AND RETURNING IT
                                                                                         IN THE ENCLOSED ENVELOPE, OR
                                                                                      B) BY TOLL-FREE TELEPHONE CALL, OR
        2002 ANNUAL MEETING OF STOCKHOLDERS                                           C) ON THE INTERNET
                ATTENDANCE CARD                                          TO VOTE BY TELEPHONE OR INTERNET USE THE CONTROL
                                                                                    NUMBER IN THE BOX BELOW.

                                                                                       YOUR CONTROL NUMBER
You are invited to attend the Annual Meeting of                                          --------------
Stockholders on April 30, 2002. The Meeting will be held
in the Grand Ballroom of the Omni William Penn Hotel, 530                                --------------
William Penn Place, Pittsburgh, PA  15219 at 10:00 AM
Eastern Time. Use of this attendance card is for our                      BY TELEPHONE                     BY INTERNET
mutual convenience and your right to attend the meeting              TOLL-FREE 1-888-216-1303   HTTPS://WWW.PROXYVOTENOW.COM/USS
without this attendance card is not affected upon
presentation of identification.
                                                                   HAVE YOUR CONTROL NUMBER AVAILABLE WHEN YOU CALL OR VISIT
Attached below is your 2002 Proxy Card.                            THE INTERNET SITE AND FOLLOW THE PROMPTS.

Dan D. Sandman                                                     VOTING IS AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.
Secretary
                                                                   DO NOT RETURN THE PROXY CARD IF YOU HAVE VOTED
FOR THE PERSONAL USE OF THE NAMED STOCKHOLDER(S) - NOT                        BY TELEPHONE OR INTERNET.
TRANSFERABLE. PLEASE PRESENT THIS CARD AT REGISTRATION
DESK UPON ARRIVAL.

The undersigned hereby appoint(s) Thomas J. Usher, Roy G. Dorrance, Dan D. Sandman and John P. Surma, Jr., or any of them, proxies to vote as herein directed on behalf of the undersigned at the Annual Meeting of Stockholders of United States Steel Corporation
on April 30, 2002 and at any meeting resulting from an adjournment or postponement thereof and upon all other matters properly coming before the Meeting, including the proposals set forth in the proxy statement for such Meeting with respect to which the proxies are instructed to vote as follows:

                          Proposals of the Board of Directors -- The directors recommend a vote "FOR"

Proposal No. 1--Election of directors--Nominees: (01)Shirley A. Jackson,       FOR all nominees --- / /   WITHHOLD AUTHORITY --- / /
                (02)Dan D. Sandman, (3)John W. Snow, (04)Thomas J. Usher       (except as indicated)      to vote for ALL nominees
                and (05)Douglas C. Yearley

                    (To withhold authority to vote for any individual nominee strike out that nominees's name.)

Proposal No. 2--Election of PricewaterhouseCoopers LLP as independent accounts       FOR --- / /   AGAINST --- / /   ABSTAIN --- / /

------------------------------------------------------------------------------------------------------------------------------------


                                                                   SIGNATURE(S) _____________________________

                                                                   __________________________________________

                                                                                DATED __________________ 2002

                                                                   PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON, INCLUDING
                                                                   REPRESENTATIVE CAPACITY WHERE APPLICABLE. JOINT OWNERS SHOULD
                                                                   BOTH SIGN.

                                                                   THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND REPRESENTS
                                                                   YOUR HOLDINGS OF UNITED STATES STEEL CORPORATION COMMON STOCK.
                                                                   UNLESS OTHERWISE MARKED, THE PROXIES WILL VOTE FOR PROPOSALS 1
                                                                   AND 2.
